NATIONWIDE MUTUAL FUNDS
Nationwide Bond Index Fund
Nationwide International Index Fund
Nationwide Mid Cap Market Index Fund
Nationwide S&P 500 Index Fund
Nationwide Small Cap Index Fund

Supplement dated September 9, 2013
to the Prospectus dated March 1, 2013

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

1.
On September 9, 2013, the Board of Trustees of Nationwide Mutual Funds considered and approved a proposal to convert existing Class B shares of the each Fund to Class A shares of the same Fund and to terminate Class B shares.  The conversion is expected to occur on or about February 21, 2014 (the “Conversion Date”).

Until the Conversion Date, shareholders may purchase, redeem or exchange their Class B shares in the manner set forth in the Prospectus.

Upon the Conversion Date, all Class B shares will convert to Class A shares of the same Fund based on the relative net asset values of the classes without the imposition of any sales load, fee or other charge.  The Funds will cease offering Class B shares on the Conversion Date.

The following table shows the fees and expenses of Class B shares compared to those of Class A shares of each Fund:

	Nationwide Bond Index Fund		Nationwide International Index Fund		Nationwide Mid Cap Market Index Fund		Nationwide S&P 500 Index Fund		Nationwide Small Cap Index Fund
	Class B	Class A	Class B	Class A	Class B	Class A	Class B	Class A	Class B	Class A
Shareholder Fees (paid directly from your investment)
Maximum Sales Charge (Load) imposed on purchase (as a percentage of offering price)	None	2.25%	None	5.75%	None	5.75%	None	5.75%	None	5.75%
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	5.00%	None	5.00%	None	5.00%	None	5.00%	None	5.00%	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees1	0.20%	0.20%	0.25%	0.25%	0.21%	0.21%	0.12%	0.12%	0.19%	0.19%
Distribution and/or Service (12b-1) Fees	1.00%	0.25%	1.00%	0.25%	1.00%	0.25%	1.00%	0.25%	1.00%	0.25%
Other Expenses	0.09%	0.24%	0.09%	0.25%	0.09%	0.24%	0.09%	0.21%	0.09%	0.24%
Acquired Fund Fees and Expenses	N/A	N/A	N/A	N/A	0.01%	0.01%	N/A	N/A	0.06%	0.06%
Total Annual Fund Operating Expenses	1.29%	0.69%	1.34%	0.75%	1.31%	0.71%	1.21%	0.58%	1.34%	0.74%

1	“Management Fees” have been restated to reflect reductions of contractual investment advisory fees, effective February 1, 2012 and May 1, 2012.

2.	Effective March 1, 2014, Class R2 shares of the Funds will be renamed “Class R” shares.

3.
Effective immediately, the information under the section entitled “Institutional Service Class and Service Class Shares” on page 32 of the Prospectus is deleted in its entirety and replaced with the following:

Institutional Service Class and Service Class Shares

Institutional Service Class and Service Class shares are available for purchase only by the following:

•
retirement plans advised by financial professionals who are not associated with brokers or dealers primarily engaged in the retail securities business and rollover individual retirement accounts from such plans;

•	retirement plans for which third-party administrators provide recordkeeping services and are compensated by the Funds for these services;
•
a bank, trust company or similar financial institution investing for trust accounts for which it has authority to make investment decisions as long as the accounts are part of a program that collects an administrative services fee in exchange for services provided;

•	fee-based accounts of broker-dealers and/or registered investment advisors investing on behalf of their customers;
•	unregistered life insurance separate accounts using the investment to fund benefits for variable annuity contracts issued to governmental entities as an investment option for 457 or 401(k) plans or
•	current holders of Institutional Service Class shares of any Nationwide Fund (Institutional Service Class shares only).

4.	Effective immediately, the information under the section entitled “Institutional Class Shares” on page 40 of the Prospectus is deleted in its entirety and replaced with the following:

Institutional Class Shares

Institutional Class shares are available for purchase only by the following:

•	funds of funds offered by the Distributor or other affiliates of the Funds;
•
institutional advisory accounts of the Adviser’s affiliates, those accounts which have client relationships with an affiliate of the Adviser, its affiliates and their corporate sponsors and subsidiaries and related retirement plans (“Affiliated Accounts”);

•	rollover individual retirement accounts from such Affiliated Accounts;
•	a bank, trust company or similar financial institution investing for its own account;
•	high net worth individuals or corporations who invest directly with the Trust without using the services of a broker, investment adviser or other financial intermediary or
•	current beneficial holders of Institutional Class shares of any Nationwide Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE